Supplement dated May 30, 2025
to the following initial summary prospectus(es):
BOA IV dated May 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1. The following underlying mutual fund is offered as an investment option under the contract.
Effective June 18, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I	Nationwide Variable Insurance Trust - NVIT GQG US Quality Equity Fund: Class I
2. Effective June 20, 2025, Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM(R) Emerging Markets Fund: Class I will reopen and will be made available to all policy owners.
ISP-0862